Federated Investors
World-Class Investment Manager

Federated Equity Income Fund, Inc.

14TH SEMI-ANNUAL REPORT

September 30, 2000

Established 1986

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated Equity Income Fund, Inc.

President's Message

Dear Fellow Shareholder:

Federated Equity Income Fund, Inc. was created in 1986, and I am pleased to present its 14th Semi-Annual Report. This fund is ideal for investors who want to own high-quality stocks. As of September 30, 2000, more than 20% of the fund's net assets of $3.3 billion were invested in high-quality stocks of companies that have increased their dividends every year for at least the last ten years. The fund's 107,803 shareholders own an interest in 39 stocks and 38 convertible issues selected for income and future growth opportunities.

This report covers the first half of the fund's fiscal year, which is the six-month period from April 1, 2000 through September 30, 2000. It begins with a discussion with the fund's portfolio manager, Linda A. Duessel, Senior Vice President of Federated Investment Management Company. Following her discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a listing of the fund's high dividend-paying holdings, and third is the publication of the fund's financial statements.

On September 30, 2000, the fund's diversified holdings included 77 stocks and convertible securities across 11 major industry sectors. They included such well-known names as Bristol-Myers Squibb Co., Corning Inc., Exxon Mobil Corp., Metropolitan Life Insurance Co., Pfizer Inc., Merrill Lynch & Co., Inc., General Electric Co., Alcoa Inc., Quaker Oats Co. and Wal-Mart Stores, Inc.

The U.S. stock market struggled during the six-month reporting period as investors worried about the Federal Reserve Board's (the "Fed") inclination to raise interest rates further, the prospect of inflation, and lower corporate earnings. As a result, the Standard & Poor's 500 Index ("S&P 500")1 produced a negative return. During the reporting period, the fund's net asset value declined slightly, tempered by the fund's strong dividend orientation.

1 The S&P 500 Index is an unmanaged index of common stocks in industry, transportation and financial and public utility companies. The index is unmanaged, and investments cannot be made in an index.

This is a market environment that reminds us of risk as well as reward. In managing the fund's assets, the fund managers keep to simple disciplines and concentrate considerably harder on the portfolio selections. The fund's strategy of focusing on stocks with reliable, consistent earnings and conservative investments, such as higher yielding convertible securities, has been successful. Please take a few moments to review the fund's broad array of holdings and I believe you will be rewarded by ownership of these great corporations.

Individual share class total return performance for the six-month reporting period, including income dividends and capital gains, follows.2

	Total Return	Income	Capital Gains	Net Asset Value Change
Class A Shares	(4.08%)	$0.126	$0.365	$23.69 to $22.23 = (6.16%)
Class B Shares	(4.40%)	$0.042	$0.365	$23.68 to $22.23 = (6.12%)
Class C Shares	(4.40%)	$0.042	$0.365	$23.69 to $22.24 = (6.12%)
Class F Shares	(4.20%)	$0.098	$0.365	$23.70 to $22.24 = (6.16%)

Remember, reinvesting your monthly dividends is a convenient way to build the value of your account, as the number of shares increase each month. Reinvesting brings into play the benefit of monthly compounding of shares.

Thank you for your continued support of Federated Equity Income Fund, Inc. and, as always, we welcome your comments and suggestions.

Very sincerely yours,

Richard B. Fisher

Richard B. Fisher
President
November 15, 2000

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F shares were (9.36%), (9.57%), (5.34%), and (6.09%), respectively.

Linda A. Duessel

Senior Vice President

Federated Investment Management Company

Investment Review

What are your comments on the first six months of the fund's fiscal year, which saw two quarters of negative stock market performance?

The stock market in the second quarter of 2000 delivered negative returns in each of the major indices, with the S&P 500 down 0.42%. This quarter was marked by large-cap "growth" stocks continuing their first quarter outperformance versus large-cap "value" and small-cap stocks. This occurred during a volatile period in which the NASDAQ Composite Index lost 37%1 of its value from March to May, only to begin a significant rally in June. Performances among the various industrial sectors--health care up 22.8%, communication services and basic materials down 14.3% and 14.9%, respectively--suggested that investors believed the Fed's continued interest rate increases were definitely slowing the U.S. economy.

In the third quarter of 2000, the S&P 500 fell 0.97%, with the utilities and financial services sectors the top performers. What had been a narrow market focused primarily on technology stocks has rotated into the more defensive areas such as utilities and energy. Financial stocks rallied when it became apparent the Fed had stopped raising interest rates for the time being, and after a long hiatus, we saw positive pricing news from insurance companies.

1 The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S.-based common stocks listed on the NASDAQ Stock Exchange. The index is unmanaged, and investments cannot be made in an index.

How did Federated Equity Income Fund, Inc. perform for its shareholders in this negative environment?

The fund's returns for the six-month reporting period ended September 30, 2000 lagged both the market (as represented by the S&P 500) and the average equity income fund. For the six-month reporting period, the fund's Class A, B, C, and F Shares produced total returns of (4.08%), (4.40%), (4.40%), and (4.20%), respectively, based on net asset value.2 These returns were slightly below the S&P 500's return of (3.60%) but compared unfavorably to the 4.96% average total return of the 212 equity income funds tracked by Lipper Analytical Services, Inc.3

On a year-to-date basis, however, the fund's Class A Share total return of 3.01% based on net asset value exceeds the (3.60%) return of the S&P 500.

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F Shares were (9.36%), (9.57%), (5.34%), and (6.09%), respectively.

3 This figure represents the average of the total returns reported by all mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

What issues were you buying and selling during the reporting period?

In the capital goods sector, we sold Emerson Electric Company when the stock reached our target price. We purchased Koninklijke (Royal) Philips Electronics NV, a worldwide leading manufacturer of lighting, consumer electronics, multimedia devices, semiconductors, communication systems, and industrial electronics.

In the consumer staples sector, we sold General Mills. It was a fine, long-term holding, but after its expensive acquisition of Pillsbury Foods, we were concerned about the company's ability to execute successfully. We replaced it with Quaker Oats Co., another leading foods company with a very strong and growing business with its Gatorade brand.

In the consumer cyclicals sector, we sold New York Times Co. after enjoying an excellent return from our original purchase price. We are concerned that advertising will slow throughout all media, as the U.S. economy slows and as the benefits of election and Olympics advertising are behind us. Because we believe in the fundamentals of our retail holdings and that short-term interest rates will rise no further, we used the proceeds of the Times sale to add to our positions in Wal-Mart Stores, Inc., Target Corp. and Home Depot Inc.

In the basic materials sector, many companies are suffering poor earnings results due to high energy prices and the weak European currency. We sold DuPont given these concerns, as well as future concerns about weakening demand for chemicals. We purchased the convertible preferred stock of International Paper Co. During this period of weak prospects for the growth of all major basic industry groups, we value the high current yields provided by the convertibles of this dominant paper company.

In the communications services sector, we sold Sprint Corp. and Worldcom, Inc. during the second quarter of 2000 because we were concerned that their expected merger would not be approved, thereby limiting their appreciation potential. The third quarter of 2000 proved we were right. We purchased convertible preferred stock of Global Crossing Ltd., a globally diversified emerging telecommunications provider.

In the financial services sector, we sold Federal Home Loan Mortgage Corp., as well as the common stock and convertible preferred stock of Lincoln National Corp., with the recovery of insurance stocks in the recent quarter. We purchased Metropolitan Life Insurance Co. convertible preferred stock upon the company's demutualization in April 2000. Metropolitan Life Insurance Co. is a leading global provider of insurance and financial services with an attractive earnings growth outlook. Furthermore, insurance holdings such as Allstate Corp., Marsh & McLennan Cos., Inc., Metropolitan Life Insurance Co., and Chubb Corp. benefited from improving pricing trends within their businesses. As the financial services sector rallied during the quarter, we sold Bank of America Corp., believing that the regional banks will be subject to deterioration in credit quality as the economy slows. We replaced it with American International Group, Inc., a leading diversified insurance company.

In the technology sector, we sold Citrix Systems convertible bonds after an earnings disappointment left the company's future growth prospects uncertain. We purchased Juniper Networks, Inc. convertible bonds, a leader in the fast- growing market for Internet backbone routers. We also sold Motorola, Inc. with concerns regarding its wireless telephone business profitability. Finally, we sold Verio, Inc. convertible preferred stock, when the company agreed to be purchased for a significant cash premium by NTT Communications. We purchased JDS Uniphase Corp., one of the top providers of advanced fiber optic components and modules to the telecommunications industry, at an attractive price. Even though the technology sector was weak in the third quarter of 2000, some of the biggest contributors to the portfolio's performance included EMC Corp. Mass, Sun Microsystems Inc., Juniper Networks Inc., and Veritas Software Corp.

What were the fund's top ten holdings as of September 30, 2000, and what were the fund's sector weightings?

Name	Percentage of Net Assets
Citigroup, Inc.	2.7%
Corning, Inc.	2.7%
General Electric Co.	2.4%
Exxon Mobil Corp.	2.3%
EMC Corp. Mass	2.3%
Metropolitan Life Insurance Co., Conv. Pfd.	2.3%
Pfizer, Inc.	2.3%
Monsanto Co., Conv. Pfd., Series Pharmacia	2.1%
Sun Microsystems, Inc.	2.1%
Veritas Software Corp., Conv. Sub Note, 1.856%, 8/13/2006	2.1%
TOTAL	23.3%

We continue our "sector neutral" approach to the fund's investment strategy as shown below:

Sector	Percentage of Net Assets	Percentage of S&P 500 Index
Technology	28.3%	29.5%
Financials	15.8%	15.7%
Health Care	11.2%	11.4%
Capital Goods	9.7%	8.6%
Consumer Staples	8.3%	10.2%
Communication Services	6.9%	6.3%
Consumer Cyclicals	6.0%	6.9%
Energy	5.5%	5.8%
Utilities	3.0%	3.3%
Basic Materials	1.3%	1.8%
Transportation	0.5%	0.5%
Other	3.4%	--
TOTAL	99.9%	100.0%

As we approach the end of 2000, what are your thoughts on the direction of the market and your strategy for the fund?

Numerous signs are now appearing that the recent series of rate increases by the Fed have slowed the U.S. economy. The future course of the stock market will be determined by the Fed's success in accomplishing a "soft landing," wherein economic growth slows somewhat and inflation remains tame. We believe the Fed will now become less aggressive, and stock investors will focus on earnings. Companies that provide even small disappointing earnings results will see their stocks sold.

As we have mentioned in the past, intense global competition has made pricing power virtually nonexistent, which means those companies that can consistently deliver revenue growth should see their stock prices rewarded. Federated Equity Income Fund will continue to focus on holding the stocks of leading companies in each industry sector. Furthermore, the fund's blend of both growth and value stocks should temper the effect of dramatic shifts in leadership between the growth and value investment styles. We hold convertible bonds and preferred stocks for their generous income component and relatively defensive attributes.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you had made an initial investment of $14,000 in the Class A Shares of Federated Equity Income Fund, Inc. on 12/30/86, reinvested your dividends and capital gains, and did not redeem any shares, your account would have been worth $80,567 on 9/30/00. You would have earned a 13.57%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

[Graphic Representation Omitted - See Appendix]

As of 9/30/00, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were 11.05%, 16.66%, and 17.01%, respectively. Class B Shares' average annual 1-year, 5-year, and since inception (9/28/94) total returns were 11.13%, 16.90%, and 17.65%, respectively. Class C Shares' average annual 1-year, 5-year, and since inception (5/4/93) total returns were 15.62%, 17.11%, and 15.44%, respectively. Class F Shares' average annual 1-year, 5-year, and since inception (11/13/93) total returns were 15.02%, 17.46%, and 15.40%, respectively.2

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge; Class F Shares, 1.00% sales charge and 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 13 years (reinvesting all dividends and capital gains) grew to $44,855.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Equity Income Fund, Inc. on 12/30/86, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $14,000, but your account would have reached a total value of $44,8551 by 9/30/00. You would have earned an average annual total return of 14.97%.

A practical investment plan helps you pursue growth and income through common stocks and convertible securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic Representation Omitted - See Appendix]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Profile -- Investing for Growth

Elliot and Helen Barnes are a fictitious couple who share with many other investors the goal of growth from good dividend-paying stocks.

Elliot is an engineer working for a major corporation. Helen teaches school. On September 30, 1990, the Barnes invested $15,000 from maturing certificates of deposit1 in the Class A Shares of Federated Equity Income Fund, Inc.

As this chart shows, over ten years, their original investment has grown to $72,183. This represents a 17.01%2 average annual total return. For the Barnes, that meant good performance from dividend-paying stocks in 11 industry sectors that helped their money grow.

[Graphic Representation Omitted - See Appendix]

1 Certificates of deposit, unlike mutual funds, are Federal Deposit Insurance Corporation insured and offer fixed rates of return.

2 This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance is no guarantee of future results.

Portfolio of Investments

September 30, 2000 (unaudited)

Shares			Value
		COMMON STOCKS--56.8%
		Basic Materials--0.3%
392,000		Alcoa, Inc.	$9,922,500

		Capital Goods--6.6%
303,200		Corning, Inc.	90,050,400
1,351,200		General Electric Co.	77,947,350
1,154,024		Koninklijke (Royal) Philips Electronics NV, ADR	49,046,020

		TOTAL	217,043,770

		Consumer Cyclicals--4.7%
1,243,872		Home Depot, Inc.	66,002,958
1,855,000		Target Corp.	47,534,375
836,900		Wal-Mart Stores, Inc.	40,275,812

		TOTAL	153,813,145

		Consumer Staples--4.0%
2,902,200	[1]	AT&T Corp.-- Liberty Media Group, Inc., Class A	52,239,600
614,600		Quaker Oats Co.	48,630,225
831,300		Walt Disney Co.	31,797,225

		TOTAL	132,667,050

		Energy--5.5%
602,000		BP Amoco PLC, ADR	31,906,000
434,200		Chevron Corp.	37,015,550
1,327,841		Conoco, Inc., Class B	35,768,717
869,300		Exxon Mobil Corp.	77,476,362

		TOTAL	182,166,629

		Financials--13.5%
1,173,000		Allstate Corp.	40,761,750
455,000		American International Group, Inc.	43,537,812
909,300		Chase Manhattan Corp.	41,998,294
394,000		Chubb Corp.	31,175,250
1,666,800		Citigroup, Inc.	90,111,375
355,500		Marsh & McLennan Cos., Inc.	47,192,625
833,400		Mellon Financial Corp.	38,648,925
735,200		Merrill Lynch & Co., Inc.	48,523,200
695,600		Morgan Stanley, Dean Witter & Co.	63,603,925

		TOTAL	445,553,156

Shares			Value
		COMMON STOCKS--continued
		Health Care--7.8%
1,200,400		Abbott Laboratories	$57,094,025
437,000		Baxter International, Inc.	34,878,062
1,019,000		Bristol-Myers Squibb Co.	58,210,375
1,658,917		Pfizer, Inc.	74,547,583
738,700		Schering Plough Corp.	34,349,550

		TOTAL	259,079,595

		Technology--12.5%
746,200	[1]	Cisco Systems, Inc.	41,227,550
779,512	[1]	EMC Corp. Mass	77,269,127
705,000		Intel Corp.	29,301,562
269,500		International Business Machines Corp.	30,318,750
362,154	[1]	JDS Uniphase Corp.	34,291,457
479,000	[1]	Microsoft Corp.	28,889,688
1,172,500		Nokia Oyj, Class A, ADR	46,680,156
706,800		Nortel Networks Corp.	42,098,775
418,800	[1]	RF Micro Devices, Inc.	13,139,850
602,800	[1]	Sun Microsystems, Inc.	70,376,900

		TOTAL	413,593,815

		Utilities--1.9%
730,024		Enron Corp.	63,968,353

		TOTAL COMMON STOCKS (IDENTIFIED COST $1,295,572,437)	1,877,808,013

		CONVERTIBLE PREFERRED STOCKS--18.3%
		Basic Materials--1.0%
842,500		International Paper Co., Cumulative Conv. Pfd., $2.63	33,199,555

		Capital Goods--0.7%
1,233,600		Ingersoll-Rand Co., Cumulative PRIDES, $1.69	22,204,800

		Communication Services--3.8%
420,000		Cox Communications, Inc., PRIDES, $6.59, Series Sprint PCS	30,660,000
250,000		Global Crossing Ltd., Conv. Pfd., $16.92	62,125,000
208,700		NEXTLINK Communications, Inc., Conv. Pfd., $3.25	34,539,850

		TOTAL	127,324,850

		Consumer Staples--4.3%
820,000		Cox Communications, Inc., PRIDES, $3.54	43,870,000
889,000		Reliant Energy, Inc., ZENS, Series Time Warner	68,119,625
440,000	[2]	Suiza Foods Corp., Conv. Pfd., $2.75	17,658,520
305,000		Suiza Foods Corp., Conv. Pfd., $2.75	12,240,565

		TOTAL	141,888,710

Shares or Principal Amount			Value
		CONVERTIBLE PREFERRED STOCKS--continued
		Financials--2.3%
904,000		Metropolitan Life Insurance Co., Conv. Pfd., $5.69	$76,840,000

		Health Care--2.1%
1,353,500		Monsanto Co., Conv. Pfd., $2.60, Series Pharmacia	70,889,563

		Technology--2.5%
613,400		Amdocs Ltd., Conv. Pfd., $1.51	33,391,963
557,000		Metromedia Fiber Network, Inc., DECS, $2.46	25,065,000
189,500		Tribune Co., PHONES, $2.00, Series AOL	22,882,125

		TOTAL	81,339,088

		Transportation--0.5%
405,000		Union Pacific Corp., Conv. Pfd., $3.13	16,619,175

		Utilities--1.1%
733,200		Texas Utilities Co., Cumulative PRIDES, $4.63	34,231,275

		TOTAL CONVERTIBLE PREFERRED STOCKS (IDENTIFIED COST $573,666,955)	604,537,016

		CONVERTIBLE CORPORATE BONDS--21.4%
		Capital Goods--2.5%
$36,870,000		SCI Systems, Inc., Conv. Sub. Note, 3.00%, 3/15/2007	37,599,289
20,000,000		Sanmina Corp., Conv. Sub. Note, 4.25%, 5/1/2004	43,943,600

		TOTAL	81,542,889

		Communication Services--3.1%
35,000,000		Level 3 Communications, Inc., Conv. Sub. Note, 6.00%, 3/15/2010	30,187,850
21,000,000		Level 3 Communications, Inc., Conv. Sub. Deb., 6.00%, 9/15/2009	28,586,460
44,560,000	[2]	NEXTEL Communications, Inc., Conv. Sr. Notes, 5.25%, 1/15/2010	42,034,339

		TOTAL	100,808,649

		Consumer Cyclicals--1.3%
25,900,000		Digital Island, Inc., Conv. Sub. Note, 6.00%, 2/15/2005	15,279,187
4,355,000		Omnicom Group, Inc., Conv. Sub. Deb., 4.25%, 1/3/2007	10,157,863
11,400,000		Omnicom Group, Inc., Conv. Sub. Deb., 2.25%, 1/6/2013	17,726,772

		TOTAL	43,163,822

		Health Care--1.2%
42,650,000	[2]	Roche Holdings, Inc., LYON, 1/19/2015, Series DNA	40,757,620

		Technology--13.3%
8,020,000		BEA Systems, Inc., Conv. Bond, 4.00%, 12/15/2006	18,997,134
13,200,000		Cypress Semiconductor Corp., Conv. Bond, 3.75%, 7/1/2005	12,595,308
12,900,000		Cypress Semiconductor Corp., Conv. Bond, 4.00%, 2/1/2005	15,135,699
24,000,000	[2]	Exodus Communications, Inc., Conv. Bond, 4.75%, 7/15/2008	37,083,600
Principal Amount or Shares			Value
		CONVERTIBLE CORPORATE BONDS--continued
		Technology--continued
$16,600,000		Exodus Communications, Inc., Conv. Bond, 4.75%, 7/15/2008	$25,690,990
42,940,000		Juniper Networks, Inc., Conv. Bond, 4.75%, 3/15/2007	66,964,071
2,800,000		LSI Logic Corp., Conv. Sub. Note, 4.25%, 3/15/2004	5,462,408
11,595,000	[2]	LSI Logic Corp., Conv. Sub. Note, 4.25%, 3/15/2004	22,736,172
21,700,000	[2]	RF Micro Devices, Inc., Conv. Bond, 3.75%, 8/15/2005	21,247,555
32,500,000		Redback Networks, Inc., Conv. Bond, 5.00%, 4/1/2007	36,574,525
8,700,000		Siebel Systems, Inc., Conv. Bond, 5.50%, 9/15/2006	41,895,546
17,300,000		Veritas Software Corp., Conv. Sub. Note, 1.856%, 8/13/2006	69,225,777
63,835,000	[2]	Vitesse Semiconductor Corp., Conv. Sub. Note, 4.00%, 3/15/2005	66,293,286

		TOTAL	439,902,071

		TOTAL CONVERTIBLE CORPORATE BONDS (IDENTIFIED COST $580,170,874)	706,175,051

		MUTUAL FUND--3.4%[3]
114,245,875		Prime Value Obligations Fund (at net asset value)	114,245,875

		TOTAL INVESTMENTS (IDENTIFIED COST $2,563,656,141)[4]	$3,302,765,955

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Directors. At September 30, 2000, these securities amounted to $247,811,092 which represents 7.5% of net assets.

3 Pursuant to an Exemptive Order, the fund may invest in Federated Prime Value Obligations Fund which is managed by Federated Investment Management Company, the fund's adviser. The adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

4 The cost of investments for federal tax purposes amounts to $2,563,656,141. The net unrealized appreciation of investments on a federal tax basis amounts to $739,109,814 which is comprised of $877,007,937 appreciation and $137,898,123 depreciation at September 30, 2000.

Note: The categories of investments are shown as a percentage of net assets ($3,306,416,386) at September 30, 2000.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
DECS	--Dividend Enhanced Convertible Stock
LYON	--Liquid Yield Option Note
PHONES	--Participation Hybrid Option Note Exchangeable Securities
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities
ZENS	--Zero-Premium Exchangeable Subordinated Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

September 30, 2000 (unaudited)

Assets:
Total investments in securities, at value (identified and tax cost $2,563,656,141)		$3,302,765,955
Cash		208,603
Income receivable		4,733,892
Receivable for investments sold		26,425,638
Receivable for shares sold		9,239,912

TOTAL ASSETS		3,343,374,000

Liabilities:
Payable for investments purchased	$32,246,877
Payable for shares redeemed	1,964,235
Income distribution payable	262,667
Accrued expenses	2,483,835

TOTAL LIABILITIES		36,957,614

Net assets for 148,734,308 shares outstanding		$3,306,416,386

Net Assets Consist of:
Paid in capital		$2,490,611,939
Net unrealized appreciation of investments		739,109,814
Accumulated net realized gain on investments		71,386,962
Undistributed net investment income		5,307,671

TOTAL NET ASSETS		$3,306,416,386

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net Asset Value Per Share ($1,321,849,425 ÷ 59,460,492 shares outstanding)		$22.23

Offering Price Per Share (100/94.50 of $22.23)[1]		$23.52

Redemption Proceeds Per Share		$22.23

Class B Shares:
Net Asset Value Per Share ($1,578,472,525 ÷ 71,012,818 shares outstanding)		$22.23

Offering Price Per Share		$22.23

Redemption Proceeds Per Share (94.50/100 of $22.23)[1]		$21.01

Class C Shares:
Net Asset Value Per Share ($266,190,024 ÷ 11,969,979 shares outstanding)		$22.24

Offering Price Per Share		$22.24

Redemption Proceeds Per Share (99.00/100 of $22.24)[1]		$22.02

Class F Shares:
Net Asset Value Per Share ($139,904,412 ÷ 6,291,019 shares outstanding)		$22.24

Offering Price Per Share (100/99.00 of $22.24)[1]		$22.46

Redemption Proceeds Per Share (99.00/100 of $22.24)[1]		$22.02

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended September 30, 2000 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $39,020)			$24,869,770
Interest			14,768,548

TOTAL INCOME			39,638,318

Expenses:
Investment adviser fee		$9,454,360
Administrative personnel and services fee		1,186,522
Custodian fees		79,898
Transfer and dividend disbursing agent fees and expenses		1,629,814
Directors'/Trustees' fees		15,209
Auditing fees		4,635
Legal fees		4,727
Portfolio accounting fees		173,778
Distribution services fee--Class B Shares		5,696,031
Distribution services fee--Class C Shares		959,964
Distribution services fee--Class F Shares		175,603
Shareholder services fee--Class A Shares		1,545,049
Shareholder services fee--Class B Shares		1,898,677
Shareholder services fee--Class C Shares		319,988
Shareholder services fee--Class F Shares		175,603
Share registration costs		71,928
Printing and postage		218,918
Insurance premiums		2,596
Taxes		115,956
Miscellaneous		85,126

TOTAL EXPENSES		23,814,382

Waiver, Reimbursement and Expense Reduction:
Waiver of portfolio accounting fees	$(18,500)
Reimbursement of investment adviser fee	(3,737)
Fees paid indirectly from directed broker arrangements	(95,243)

TOTAL WAIVER, REIMBURSEMENT AND EXPENSE REDUCTION		(117,480)

Net expenses			23,696,902

Net investment income			15,941,416

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			67,405,915
Net change in unrealized appreciation of investments			(216,381,093)

Net realized and unrealized loss on investments			(148,975,178)

Change in net assets resulting from operations			$(133,033,762)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 9/30/2000	Year Ended 3/31/2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$15,941,416	$22,851,459
Net realized gain on investments and options ($67,405,915 and $58,751,250, respectively, as computed for federal tax purposes)	67,405,915	58,751,250
Net change in unrealized appreciation	(216,381,093)	487,869,372

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(133,033,762)	569,472,081

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(6,981,265)	(13,251,531)
Class B Shares	(2,848,471)	(7,475,294)
Class C Shares	(483,308)	(1,160,417)
Class F Shares	(612,707)	(1,400,523)
Distributions from net realized gain on investments
Class A Shares	(19,642,955)	(53,417)
Class B Shares	(24,380,954)	(72,048)
Class C Shares	(4,111,147)	(11,135)
Class F Shares	(2,262,286)	(7,118)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(61,323,093)	(23,431,483)

Share Transactions:
Proceeds from sale of shares	627,312,935	635,435,912
Net asset value of shares issued to shareholders in payment of distributions declared	54,355,981	19,470,805
Cost of shares redeemed	(302,903,814)	(598,000,099)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	378,765,102	56,906,618

Change in net assets	184,408,247	602,947,216

Net Assets:
Beginning of period	3,122,008,139	2,519,060,923

End of period (including undistributed net investment income of $5,307,671 and $292,006, respectively)	$3,306,416,386	$3,122,008,139

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2000	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$23.69	$19.49	$19.14	$15.59	$14.26	$11.50
Income From Investment Operations:
Net investment income	0.16	0.27	0.31	0.41	0.42	0.46
Net realized and unrealized gain (loss) on investments and options	(1.13)	4.20	1.54	4.41	2.16	2.96

TOTAL FROM INVESTMENT OPERATIONS	(0.97)	4.47	1.85	4.82	2.58	3.42

Less Distributions:
Distributions from net investment income	(0.13)	(0.27)	(0.30)	(0.40)	(0.41)	(0.41)
Distributions from net realized gain on investments and options	(0.36)	(0.00)[1]	(1.20)	(0.87)	(0.84)	(0.25)

TOTAL DISTRIBUTIONS	(0.49)	(0.27)	(1.50)	(1.27)	(1.25)	(0.66)

Net Asset Value, End of Period	$22.23	$23.69	$19.49	$19.14	$15.59	$14.26

Total Return[2]	(4.08%)	23.14%	10.18%	31.80%	18.82%	30.37%

Ratios to Average Net Assets:

Expenses	1.07%[3]	1.10%	1.11%	1.09%	1.08%	1.03%

Net investment income	1.44%[3]	1.28%	1.66%	2.25%	2.68%	3.19%

Expense waiver/reimbursement[4]	0.00%[3,5]	--	--	--	0.04%	0.20%

Supplemental Data:

Net assets, end of period (000 omitted)	$1,321,849	$1,187,734	$932,544	$809,103	$431,281	$220,268

Portfolio turnover	28%	58%	69%	69%	75%	96%

1 Distributions from net realized gain on investments are less than $0.01 per share.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

5 Amount does not round to $0.01 per share.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2000	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$23.68	$19.49	$19.15	$15.59	$14.26	$11.50
Income From Investment Operations:
Net investment income	0.08	0.12	0.17	0.27	0.34	0.32 [1]
Net realized and unrealized gain (loss) on investments and options	(1.13)	4.19	1.54	4.42	2.13	3.01

TOTAL FROM INVESTMENT OPERATIONS	(1.05)	4.31	1.71	4.69	2.47	3.33

Less Distributions:
Distributions from net investment income	(0.04)	(0.12)	(0.17)	(0.26)	(0.30)	(0.32)
Distributions from net realized gain on investments and options	(0.36)	(0.00)[2]	(1.20)	(0.87)	(0.84)	(0.25)

TOTAL DISTRIBUTIONS	(0.40)	(0.12)	(1.37)	(1.13)	(1.14)	(0.57)

Net Asset Value, End of Period	$22.23	$23.68	$19.49	$19.15	$15.59	$14.26

Total Return[3]	(4.40%)	22.18%	9.32%	30.90%	17.92%	29.40%

Ratios to Average Net Assets:

Expenses	1.82%[4]	1.85%	1.86%	1.84%	1.87%	1.83%

Net investment income	0.70%[4]	0.53%	0.91%	1.50%	1.85%	2.31%

Expense waiver/reimbursement[5]	0.00%[4,6]	--	--	--	--	0.16%

Supplemental Data:

Net assets, end of period (000 omitted)	$1,578,473	$1,537,957	$1,262,258	$1,015,339	$418,675	$71,019

Portfolio turnover	28%	58%	69%	69%	75%	96%

1 Calculated using average outstanding shares.

2 Distributions from net realized gain on investments are less than $0.01 per share.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

6 Amount does not round to $0.01 per share.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2000	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$23.69	$19.50	$19.15	$15.59	$14.26	$11.50
Income From Investment Operations:
Net investment income	0.08	0.12	0.17	0.27	0.30	0.32
Net realized and unrealized gain (loss) on investments and options	(1.13)	4.19	1.54	4.42	2.16	3.00

TOTAL FROM INVESTMENT OPERATIONS	(1.05)	4.31	1.71	4.69	2.46	3.32

Less Distributions:
Distributions from net investment income	(0.04)	(0.12)	(0.16)	(0.26)	(0.29)	(0.31)
Distributions from net realized gain on investments and options	(0.36)	(0.00)[1]	(1.20)	(0.87)	(0.84)	(0.25)

TOTAL DISTRIBUTIONS	(0.40)	(0.12)	(1.36)	(1.13)	(1.13)	(0.56)

Net Asset Value, End of Period	$22.24	$23.69	$19.50	$19.15	$15.59	$14.26

Total Return[2]	(4.40%)	22.17%	9.37%	30.90%	17.90%	29.39%

Ratios to Average Net Assets:

Expenses	1.82%[3]	1.85%	1.86%	1.84%	1.87%	1.80%

Net investment income	0.70%[3]	0.53%	0.91%	1.50%	1.89%	2.43%

Expense waiver/reimbursement[4]	0.00%[3,5]	--	--	--	--	0.18%

Supplemental Data:

Net assets, end of period (000 omitted)	$266,190	$249,004	$196,583	$173,900	$101,588	$48,161

Portfolio turnover	28%	58%	69%	69%	75%	96%

1 Distributions from net realized gain on investments are less than $0.01 per share.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

5 Amount does not round to $0.01 per share.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class F Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)		Year Ended March 31,
	9/30/2000		2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$23.70		$19.50	$19.15	$15.59	$14.26	$11.51
Income From Investment Operations:
Net investment income	0.13		0.22	0.27	0.36	0.38	0.39
Net realized and unrealized gain (loss) on investments and options	(1.13)		4.20	1.54	4.42	2.16	2.99

TOTAL FROM INVESTMENT OPERATIONS	(1.00)		4.42	1.81	4.78	2.54	3.38

Less Distributions:
Distributions from net investment income	(0.10)		(0.22)	(0.26)	(0.35)	(0.37)	(0.38)
Distributions from net realized gain on investments and options	(0.36)		(0.00)[1]	(1.20)	(0.87)	(0.84)	(0.25)

TOTAL DISTRIBUTIONS	(0.46)		(0.22)	(1.46)	(1.22)	(1.21)	(0.63)

Net Asset Value, End of Period	$22.24		$23.70	$19.50	$19.15	$15.59	$14.26

Total Return[2]	(4.20%)		22.82%	9.90%	31.54%	18.50%	30.06%

Ratios to Average Net Assets:

Expenses	1.32%[3]		1.35%	1.36%	1.34%	1.36%	1.30%

Net investment income	1.20%[3]		1.03%	1.41%	2.00%	2.41%	2.95%

Expense waiver/reimbursement[4]	0.00	%3, [5]	--	--	--	0.01%	0.18%

Supplemental Data:

Net assets, end of period (000 omitted)	$139,904		$147,313	$127,676	$125,588	$88,454	$51,707

Portfolio turnover	28%		58%	69%	69%	75%	96%

1 Distributions from net realized gain on investments are less than $0.01 per share.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

5 Amount does not round to $0.01 per share.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

September 30, 2000 (unaudited)

ORGANIZATION

Federated Equity Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. The investment objective of the Fund is to provide above average income and capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

U.S. government securities and listed corporate bonds are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end registered investment companies are valued at net asset value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Written Options Contracts

The Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, the contracted amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the six months ended September 30, 2000, the Fund had no outstanding options.

Contract	Number of Contracts	Premium
Outstanding at 4/1/2000	--	$ --

Options written	--	--

Options expired	(1,250)	(375,485)

Options closed	1,250	375,485

Outstanding at 9/30/2000	--	$ --

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At September 30, 2000, par value shares ($0.01 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A	500,000,000
Class B	500,000,000
Class C	500,000,000
Class F	500,000,000
TOTAL	2,000,000,000

Transactions in capital stock were as follows:

	Six Months Ended 9/30/2000		Year Ended 3/31/2000
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	15,540,283	$347,171,975	15,021,233	$318,343,346
Shares issued to shareholders in payment of distributions declared	1,026,106	22,802,557	497,805	10,478,847
Shares redeemed	(7,243,540)	(161,082,636)	(13,231,903)	(278,196,704)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	9,322,849	$208,891,896	2,287,135	$50,625,489

	Six Months Ended 9/30/2000		Year Ended 3/31/2000
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	9,683,387	$216,721,841	11,948,065	$252,530,751
Shares issued to shareholders in payment of distributions declared	1,116,243	24,833,507	327,342	6,782,150
Shares redeemed	(4,722,761)	(105,776,865)	(12,091,056)	(256,016,227)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	6,076,869	$135,778,483	184,351	$3,296,674

	Six Months Ended 9/30/2000		Year Ended 3/31/2000
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	2,534,304	$56,865,024	2,437,090	$52,658,032
Shares issued to shareholders in payment of distributions declared	188,134	4,188,343	49,180	1,022,485
Shares redeemed	(1,261,501)	(28,603,372)	(2,059,476)	(43,608,232)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	1,460,937	$32,449,995	426,794	$10,072,285

	Six Months Ended 9/30/2000		Year Ended 3/31/2000
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	291,316	$6,554,095	556,478	$11,903,783
Shares issued to shareholders in payment of distributions declared	113,834	2,531,574	56,850	1,187,323
Shares redeemed	(330,734)	(7,440,941)	(944,291)	(20,178,936)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	74,416	$1,644,728	(330,963)	$(7,087,830)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	16,935,071	$378,765,102	2,567,317	$56,906,618

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to the 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.50%
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.25%

For the six months ended September 30, 2000, Class A Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the six months ended September 30, 2000, the Fund's expenses were reduced by $95,243 under these arrangements.

Interfund Transactions

During the six months ended September 30, 2000, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $565,243,056 and $436,956,494, respectively.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended September 30, 2000, were as follows:

Purchases	$1,155,551,604

Sales	$858,897,813

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Equity Income Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313915100
Cusip 313915209
Cusip 313915308
Cusip 313915407

8110102 (11/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.

                        FEDERATED EQUITY INCOME FUND, INC

                          SEMI-ANNUAL REPORT APPENDICES

A1. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 12/30/86 to 9/30/00.
The "y" axis is measured in increments of $17,000 ranging from $0 to $85,000 and indicates that the ending value of a hypothetical initial investment of $14,000
(1,313 Shares) in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $80,567 (3,624 Shares) on
9/30/00.

A2. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 12/30/86 to 9/30/00.
The "y" axis is measured in increments of $10,000 ranging from $0 to $50,000 and indicates that the ending value of hypothetical yearly investments of $1,000 (94
Shares) in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $44,855 (2,018 Shares) on 9/30/00.

A3. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text beneath it. The "x" axis reflects computation periods from 9/30/90 to 9/30/00.
The "y" axis is measured in increments of $10,000 ranging from $0 to $80,000 and indicates that the ending value of a hypothetical initial investment of $15,000
(1,818 Shares) in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $72,183 (3,247 Shares) on
9/30/00.